                                 EXHIBIT (6)(A)

                   RE-EXECUTED DISTRIBUTION AGREEMENT BETWEEN
                     THE REGISTRANT AND BISYS FUND SERVICES

                             DISTRIBUTION AGREEMENT
                             BB&T MUTUAL FUNDS GROUP

BISYS Fund Services, Inc.                                      February 7, 1997
3435 Stelzer Road
Columbus, Ohio  43219

Gentlemen:

         This is to confirm that, in consideration of the agreements hereinafter contained, the undersigned, BB&T Mutual Funds Group (the "Group"), a Massachusetts business trust, has agreed that BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor"), shall be, for the period of this Distribution Agreement (the "Agreement"), the distributor of the units of beneficial interest of each of the investment portfolios of the Group identified on Schedule A hereto (the "Funds"). Such units of beneficial interest are hereinafter called "Shares."

         1. SERVICES AS DISTRIBUTOR

         1.1 Distributor will act as agent for the distribution of the Shares covered by the registration statement and prospectuses of the Group then in effect under the Securities Act of 1933, as amended (the "Securities Act"). As used in this Agreement, the term "registration statement" shall mean Parts A (the prospectus), B (the Statement of Additional Information) and C of each registration statement that is filed on Form N-1A, or any successor thereto, with the Securities and Exchange Commission (the "Commission"), together with any amendments thereto. The term "prospectus" shall mean each form of prospectus and Statement of Additional Information used by the Funds for delivery to shareholders and prospective shareholders after the effective dates of the above-referenced registration statement, together with any amendments and supplements thereto.

         1.2 Distributor agrees to use appropriate efforts to solicit orders for the sale for the Shares and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation. The Group understands that Distributor is now and may in the future be the distributor of the shares of several investment companies or series (together, "Companies") including Companies having investment objectives similar to those of the Group. The Group further understands that investors and potential investors in the Group may invest in shares of such other Companies. The Group agrees that Distributor's duties to such Companies shall not be deemed in conflict with its duties to the Group under this paragraph 1.2.

         Distributor shall, at its own expense, finance appropriate activities which it deems reasonable which are primarily intended to result in the sale of the Shares, including, but not limited to, advertising, compensation of underwriter, dealers and sales personnel, the printing and mailing of prospectuses to other than current Shareholders, and the printing and mailing of sales literature.

         1.3 In its capacity as distributor of the Shares, all activities of Distributor and its partners, agents, and employees shall comply with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act of 1940, as amended (the "1940 Act"), all rules and regulations promulgated by the Commission thereunder and all rules and regulations adopted by any securities association registered under the Securities Exchange Act of 1934.

         1.4. Distributor will provide one or more persons, during normal business hours, to respond to telephone questions with respect to the Group.

         1.5. Distributor will transmit any orders received by it for purchase or redemption of the Shares to the transfer agent and custodian for the Funds.

         1.6. Whenever in their judgment such action is warranted by unusual market, economic or political conditions, or by abnormal circumstances of any kind, the Group's officers may decline to accept any orders for, or make any sales of, the Shares until such time as those officers deem it advisable to accept such orders and to make such sales.

         1.7. Distributor will act only on its own behalf as principal if it chooses to enter into selling agreements with selected dealers or others.

         1.8. The Group agrees at its own expense to execute any and all documents and to furnish any and all information and otherwise to take all actions that may be reasonably necessary in connection with the qualification of the Shares for sale in such states as Distributor may designate.

         1.9. The Group shall furnish from time to time, for use in connection with the sale of the Shares, such information with respect to the Funds and the Shares as Distributor may reasonably request; and the Group warrants that the statements contained in any such information shall fairly show or represent what they purport to show or represent. The Group shall also furnish Distributor upon request with: (a) unaudited semi-annual statements of the Funds' books and accounts prepared by the Group; (b) a monthly itemized list of the securities in the Funds; (c) monthly balance sheets as soon as practicable after the end of each month; and (d) from time to time such additional information regarding the financial condition of the Funds as Distributor may reasonably request.

         1.10. The Group represents to Distributor that, with respect to the shares, all registration statements and prospectuses filed by the Group with the Securities and Exchange Commission under the Securities Act have been carefully prepared in conformity with requirements of said Act and rules and regulations of the Commission thereunder. The Group represents and warrants to Distributor that any registration statement and prospectus, when such registration statement becomes effective, will contain all statements required to be stated therein in conformity with said Act and the rules and regulations of said Commission; that all statements of fact contained in any such registration statement and prospectus will be true and correct, when such registration statement becomes effective; and that neither any registration statement nor any prospectus when such registration statement becomes effective will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares. The Group may, but shall not be obligated to, propose from time to time such amendment or amendments to any registration statement and such supplement or supplements to any prospectus as, in the light of future developments, may, in the opinion of the Group's counsel, be necessary or advisable. If the Group shall not propose such amendment or amendments and/or supplement or supplements within fifteen days after receipt by the Group of a written request from Distributor to do so, Distributor may, at its option, terminate this Agreement. The Group shall not file any amendment to any registration statement or supplement to any prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this Agreement shall in any way limit the Group's right to file at any time such amendments to any registration statement and/or supplements to any prospectus, of whatever character, as the Group may deem advisable, such right being in all respects absolute and unconditional.

         1.11. The Group authorizes Distributor and dealers to use any prospectus in the form furnished from time to time in connection with the sale of the Shares. The Group agrees to indemnify, defend and hold Distributor, its several partners and employees, and any person who controls Distributor within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor, its partners and employees, or any such controlling person, may incur under the Securities Act or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any registration statement or any prospectus or necessary to make the statements in either thereof not misleading; provided, however, that the Group's agreement to indemnify Distributor, its partners or employees, and any such controlling person shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any statements or representations, as are contained in any prospectus an in such financial and other statements as are furnished in writing to the Group by Distributor and used in the answers to the registration statement or in the corresponding statements made in the prospectus, or arising out of or based upon any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading; and further provided that the Group's agreement to indemnify Distributor and the Group's representations and warranties hereinbefore set forth in paragraph 1.10 shall not be deemed to cover any liability to the Group or its Shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Distributor's reckless disregard of its obligations and duties under this Agreement. The Group's agreement to indemnify Distributor, its partners and employees and any such controlling person, as aforesaid, is expressly conditioned upon the Group being notified of any action brought against Distributor, its partners or employees, or any such controlling person, such notification to be given by letter or by telegram addressed to the Group at its principal office in Columbus, Ohio and sent to the Group by the person against whom such action is brought, within 10 days after the summons or other first legal process shall have been served. The failure to so notify the Group of any such action shall not relieve the Group from any liability which the Group may have to the person against whom such action is brought by reason of any such untrue, or allegedly untrue, statement or omission, or alleged omission, otherwise than on account of the Group's indemnity agreement contained in this paragraph 1.11. The Group will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Group and approved by Distributor, which approval shall not be unreasonably withheld. In the event the Group elects to assume the defense of any such suit and retain counsel of good standing approved by Distributor, the defendant or defendants in such suit shall bear the fees and expense of any additional counsel retained by any of them; but in case the Group does not elect to assume the defense of any such suit, or in case Distributor reasonably does not approve of counsel chosen by the Group, the Group will reimburse Distributor, its partners and employees, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor or them. The Group's indemnification agreement contained in this paragraph 1.11 and the Group's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Distributor, its partners and employees, or any controlling person, and shall survive the delivery of any Shares.

         This Agreement of indemnity will inure exclusively to Distributor's benefit, to the benefit of its several partners and employees, and their respective estates, and to the benefit of the controlling persons and their successors. The Group agrees promptly to notify Distributor of the commencement of any litigation or proceedings against the Group or any of its officers or Trustees in connection with the issue and sale of any Shares.

         1.12. Distributor agrees to indemnify, defend and hold the Group, its several officers and Trustees and any person who controls the Group within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the costs of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Group, its officers or Trustees or any such controlling person, may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Group, its officers or Trustees or such controlling person resulting from such claims or demands, shall arise out of or be based upon any untrue, or alleged untrue, statement of a material fact contained in the information furnished in writing by Distributor to the Group and used in the answers to any of the items of the registration statement or in the corresponding statements made in the prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Distributor to the Group required to be stated in such answers or necessary to make such information not misleading. Distributor's agreement to indemnify the Group, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon Distributor being notified of any action brought against the Group, its officers or Trustees, or any such controlling person, such notification to be given by letter or telegram addressed to Distributor at its principal office in Columbus, Ohio, and sent to Distributor by the person against whom such action is brought, within 10 days after the summons or other first legal process shall have been served. Distributor shall have the right of first control of the defense of such action, with counsel of its own choosing, satisfactory to the Group, if such action is based solely upon such alleged misstatement or omission on Distributor's part, and in any other event the Group, its officers or Trustees or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify Distributor of any such action shall not relieve Distributor from any liability which Distributor may have to the Group, its officers or Trustees, or to such controlling person by reason of any such untrue or alleged untrue statement, or omission or alleged omission, otherwise than on account of Distributor's indemnity agreement contained in this paragraph 1.12.

         1.13. No Shares shall be offered by either Distributor or the Group under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Group if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission; provided, however, that nothing contained in this paragraph 1.13 shall in any way restrict or have an application to or bearing upon the Group's obligation to repurchase Shares from any Shareholder in accordance with the provisions of the Group's prospectus, Agreement and Declaration of Trust, or Bylaws.

         1.14. The Group agrees to advise Distributor as soon as reasonably practical by a notice in writing delivered to Distributor or its counsel:

          (a) of any request by the Commission for amendments to the registration statement or prospectus then in effect or for additional information;

          (b) in the event of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or prospectus then in effect or the initiation by service of process on the Group of any proceeding for that purpose;

          (c) of the happening of any event that makes untrue any statement of a material fact made in the registration statement or prospectus then in effect or which requires the making of a change in such registration statement or prospectus in order to make the statements therein not misleading; and,

          (d) of all action of the Commission with respect to any amendment to any registration statement or prospectus which may from time to time be filed with the Commission.

         For purposes of this section, informal requests by or acts of the Staff of the Commission shall not be deemed actions of or requests by the Commission.

         1.15 Distributor agrees on behalf of itself and its partners and employees to treat confidentially and as proprietary information of the Group all records and other information relative to the Group and its prior, present or potential Shareholders, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except, after prior notification to and approval in writing by the Group, which approval shall not be unreasonably withheld and may not be withheld where the Distributor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Group.

         1.16 This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

         2. FEES

         2.1 The Distributor shall receive from certain classes of the Funds identified on Schedule B hereto a distribution fee at the rate and upon the terms and conditions set forth in the Distribution and Shareholder Services Plan dated October 1, 1992, as amended (the "Distribution Plan") entered into between the Group and the Distributor on behalf of such classes. The distribution fee shall be accrued daily and shall be paid on the first business day of each month, or at such time(s) as the Distributor shall reasonably request.

         3. FRONT-END LOAD SHARES -- SALE AND PAYMENT

         Pursuant to the Declaration of Trust dated October 1, 1987, each Fund may be divided into separate classes of Shares in which case the Shares of one or more classes may be subject to a front-end sales load and may be subject to the imposition of a distribution fee pursuant to the Distribution Plan referred to above. To the extent that all Shares of a Fund are sold at an offering price which includes a sales load or that Shares of one or more classes of a Fund are sold at such an offering price, such Shares shall hereinafter be referred to collectively as "Front-End Load Shares" and individually as a "Front-End Load Share." Funds that contain Front-End Load Shares shall hereinafter be referred to collectively as "Front-End Load Funds" and individually as a "Front-End Load Fund." Under this Agreement, the following provisions shall apply with respect to the sale of, and payment for, Front-End Load Shares of the Front-End Load Funds identified on Schedule C hereto.

         (a) The Distributor shall have the right, as principal, to purchase Front-End Load Shares at their net asset value and to sell such Front-End Load Shares to the public against orders therefor at the applicable public offering price, as defined in Section 4 hereof. The Distributor shall also have the right, as principal, to sell Front-End Load Shares to dealers against orders therefor at the public offering price less a concession determined by the Distributor, which concession shall not exceed the amount of the sales charge or underwriting discount, if any, referred to in Section 4 below.

         (b) Prior to the time of delivery of any Front-End Load Shares by a Front-End Load Fund to, or on the order of, the Distributor, the Distributor shall pay or cause to be paid to the Front-End Load Fund or to its order an amount in Boston or New York clearing house funds equal to the applicable net asset value of such Shares. The Distributor may retain so much of any sales charge or underwriting discount as is not allowed by the Distributor as a concession to dealers.

         4. FRONT-END LOAD SHARES -- PUBLIC OFFERING PRICE

         The public offering price of a Front-End Load Share shall be the asset value of such Front-End Load Share, plus any applicable sales charge, all as set forth in the current prospectus of the Front-End Load Fund. The net asset value of Shares shall be determined in accordance with the provisions of the Agreement and Declaration of Trust and By-Laws of the Group and the then current prospectus of the Front-End Load Fund.

         5. FRONT-END LOAD SHARES -- ISSUANCE OF SHARES

         The Group reserves the right to issue, transfer or sell Front-End Load Shares at net asset value (a) in connection with the merger or consolidation of the Group or the Front-End Load Fund(s) with any other investment company or the acquisition by the Group or the Front-End Load Fund(s) of all or substantially all of the assets or of the outstanding Shares of any other investment company;
(b) in connection with a pro rata distribution directly to the holders of Shares in the nature of a stock dividend or split; (c) upon the exercise of subscription rights granted to the holders of Shares on a pro rata basis; (d) in connection with the issuance of Front-End Load Shares pursuant to any exchange and reinvestment privileges described in any then current prospectus of the Front-End Load Fund; and (e) otherwise in accordance with any then current prospectus of the Front-End Load Fund.

         6. SALE OF SHARES SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE

         6.1. The Group may offer Shares subject to a contingent deferred sales charge (a "CDSC"). The Distributor may pay brokers, dealers and other financial institutions and intermediaries commissions with regard to the sale of CDSC Shares. Under this Agreement, the following provisions shall apply with respect to Shares of a Class featuring a CDSC (a "CDSC Class") as described in the prospectus(es) of the Funds and identified on Schedule D hereto.

         (a) The Distributor shall be entitled to receive all CDSC payments on Shares of a CDSC Class. The Distributor may assign or sell to a third party (a "CDSC Financing Entity") all or a part of the CDSC payments on Shares of a CDSC Class that the Distributor is entitled to receive under this Agreement. The Distributor's right to payment on such Shares, if assigned or sold to a CDSC Financing Entity, shall continue after termination of this Agreement.

         (b) (i) The Distributor shall be entitled to receive all distribution and service fees at the rate and under the terms and conditions set forth in the Distribution Plan adopted by a CDSC Class on all Shares of such CDSC Class so long as the Plan is in effect. The Distributor may assign or sell to a CDSC Financing Entity all or a part of the distribution fees the Distributor is entitled to receive from the Group under the Distribution Plan. The Distributor's right to payment of distribution fees on such Shares, if assigned or sold to a CDSC Financing Entity, shall continue after termination of this Agreement. Otherwise, the right to receive all distribution and service fee payments in respect of periods subsequent to the termination of this Agreement shall terminate upon termination of this Agreement. In the event Distributor assigns or sells all or a part of the CDSC payments or the distribution and service fees referenced above to a CDSC Financing Entity and this Agreement is subsequently terminated, Distributor shall have no obligation to assist the CDSC Financing Entity in connection with such Entity's right to receive such payments or fees subsequent to such termination.

                  (ii) The Distributor shall not be required to offer or sell Shares of a CDSC Class unless and until it has received a binding commitment from a CDSC Financing Entity (a "Commitment") satisfactory to the Distributor which Commitment shall cover all expenses and fees related to the offer and sale of such Shares of the CDSC Class including but not limited to dealer reallowances, financing commitment fees, and legal fees. If at any time during the term of this Agreement the then-current CDSC financing is terminated through no fault of the Distributor, the Distributor shall have the right to immediately cease offering or selling CDSC Shares until substitute financing becomes effective.

         (c) The Distributor and the Group hereby agree that the terms and conditions set forth herein regarding the offer and sale of Shares of a CDSC Class may be amended upon approval of both parties in order to comply with the terms and conditions of any agreement with a CDSC Financing Entity to finance the costs for the offer and sale of Shares of a CDSC Class so long as such terms and conditions are in compliance with the Plan.

         7. TERM AND MATTER RELATING TO THE GROUP AS A MASSACHUSETTS BUSINESS TRUST

         This Agreement shall become effective on October 1, 1992 and, unless sooner terminated as provided herein, shall continue until September 30, 1993, and thereafter shall continue automatically for successive annual periods ending on the last day of September each year, provided such continuance is specifically approved at least annually by (i) the Group's Board of Trustees or
(ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Group PROVIDED, HOWEVER, that in either event the continuance is also approved by the majority of the Group's Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on not less than sixty days notice, by the Group's Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Group or the Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The names "BB&T Mutual Funds Group" and "Trustees of BB&T Mutual Funds Group" refer respectively to the Group created and the Trustees, as trustees but not individually or personally, acting from time to time under the Agreement and Declaration of Trust dated as of October 1, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of BB&T Mutual Funds Group entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Group personally, but bind only the assets of the Group, and all persons dealing with any series of Shares of the Group must look solely to the assets of the Group belonging to such series for the enforcement of any claims against the Group.

         Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place designated below, whereupon it shall become a binding agreement between us.

                                        Yours very truly,

                                        BB&T MUTUAL FUNDS GROUP

                                        By:   /S/ Richard B. Ille
                                           --------------------------
Accepted:

BISYS FUND SERVICES LIMITED PARTNERSHIP

By:  BISYS Fund Services, Inc.
       General Partner

By:   /S/ J. David Huber
   ---------------------------
                                      -10-

                                                       Dated:  February 7, 1997

                                   Schedule A
                                     to the

                             Distribution Agreement
                       between BB&T Mutual Funds Group and

                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)

     NAME OF FUND
-----------------------

The BB&T U.S. Treasury
  Money Market Fund

The BB&T Short-Intermediate
  U.S. Government Income Fund

The BB&T Intermediate U.S.
  Government Bond Fund

The BB&T North Carolina
  Intermediate Tax-Free Fund

The BB&T Growth and
  Income Stock Fund

The BB&T Balanced Fund

The BB&T Small Company
  Growth  Fund

The BB&T International
 Equity Fund

The BB&T Capital Manager
Conservative Growth Fund

The BB&T Capital Manager
Moderate Growth Fund

The BB&T Capital Manager
Growth Fund

The BB&T Prime Money Market
Fund

                                     BB&T MUTUAL FUNDS GROUP

                                     By:    /S/ Richard B. Ille
                                        -----------------------------
                                     Name:
                                          ---------------------------
                                     Title:
                                           --------------------------

                                     BISYS FUND SERVICES
                                     LIMITED PARTNERSHIP

                                     By: BISYS Fund Services, Inc.
                                         General Partner

                                     By:   /S/ J. David Huber
                                        -----------------------------
                                     Names:
                                          ---------------------------
                                     Title:
                                           --------------------------

                                                         Dated: February 7, 1997

                                   Schedule B
                                     to the
                             Distribution Agreement
                       between BB&T Mutual Funds Group and
  BISYS Fund Services, Inc. (formerly The Winsbury Company Limited Partnership)

Class A Shares of                         Class B Shares of
  The BB&T U.S. Treasury                   The BB&T U.S. Treasury
  Money Market Fund                        Money Market Fund

Class A Shares of                         Class B Shares of
  The BB&T Short-Intermediate              The BB&T Short-Intermediate
  U.S. Government Income Fund              U.S. Government Income Fund

Class A Shares of                         Class B Shares of
  The BB&T Intermediate U.S.               The BB&T Intermediate U.S.
  Government Bond Fund                     Government Bond Fund

Class A Shares of                         Class B Shares of
  The BB&T North Carolina                  The BB&T North Carolina
  Intermediate Tax-Free Fund               Intermediate Tax-Free Fund

Class A Shares of                         Class B Shares of
  The BB&T Growth and                      The BB&T Growth and
  Income Stock Fund                        Income Stock Fund

Class A Shares of                         Class B Shares of
  The BB&T Balanced Fund                   The BB&T Balanced Fund

Class A Shares of                         Class B Shares of
  The BB&T Small                           The BB&T Small
  Company Growth Fund                      Company Growth Fund

Class A Shares of                         Class B Shares of
 The BB&T International                    The BB&T International
 Equity Fund                               Equity Fund

Class A Shares of                         Class B Shares of
  The BB&T Capital Manager                  The BB&T Capital Manager
  Conservative Growth Fund                  Conservative Growth Fund

Class A Shares of                         Class B Shares of
  The BB&T Capital Manager                  The BB&T Capital Manager
  Moderate Growth Fund                      Moderate Growth Fund

Class A Shares of                       Class B Shares of
  The BB&T Capital Manager                The BB&T Capital Manager
  Growth Fund                             Growth Fund

Class A Shares of                       Class B Shares of
  The BB&T Prime                         The BB&T Prime
  Money Market Fund                      Money Market Fund









                                 BB&T MUTUAL FUNDS GROUP

                                 By:  /S/ Richard B. Ille
                                    -----------------------------
                                 Name:
                                      ---------------------------
                                 Title:
                                       --------------------------

                                 BISYS FUND SERVICES

                                 LIMITED PARTNERSHIP

                                 By: BISYS Fund Services, Inc.
                                     General Partner

                                 By:   /S/ J. David Huber
                                    -----------------------------
                                 Names:
                                      ---------------------------
                                 Title:
                                       --------------------------

                                                          Dated: January 2, 1997

                                   Schedule C
                                     to the
                             Distribution Agreement
                       between BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)

Class A Shares of
  The BB&T Short-Intermediate
  U.S. Government Income Fund

Class A Shares of
  The BB&T Intermediate U.S.
  Government Bond Fund

Class A Shares of
  The BB&T North Carolina
  Intermediate Tax-Free Fund

Class A Shares of
  The BB&T Growth and
  Income Stock Fund

Class A Shares of
  The BB&T Balanced Fund

Class A Shares of
  The BB&T Small
  Company Growth Fund

Class A Shares of
 The BB&T International
 Equity Fund

Class A Shares of
 The BB&T Capital Manager
 Conservative Growth Fund

Class A Shares of
 The BB&T Capital Manager
 Moderate Growth Fund

Class A Shares of
 The BB&T Capital Manager
 Growth Fund

                                      BB&T MUTUAL FUNDS GROUP

                                      By:   /S/ Richard B. Ille
                                         ----------------------------

                                      Name:
                                           --------------------------

                                      Title
                                           --------------------------

                                      BISYS FUND SERVICES
                                      LIMITED PARTNERSHIP

                                      By: BISYS Fund Services, Inc.
                                              General Partner

                                      By:    /S/  J. David Huber
                                         ----------------------------

                                      Names:
                                            -------------------------

                                      Title
                                           --------------------------

                                                         Dated: February 7, 1997

                                   Schedule D
                                     to the
                             Distribution Agreement
                       between BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)

Class B Shares of
  The BB&T U.S. Treasury
  Money Market Fund

Class B Shares of
  The BB&T Short-Intermediate
  U.S. Government Income Fund

Class B Shares of
  The BB&T Intermediate U.S.
  Government Bond Fund

Class B Shares of
  The BB&T North Carolina
  Intermediate Tax-Free Fund

Class B Shares of
  The BB&T Growth and
  Income Stock Fund

Class B Shares of
  The BB&T Balanced Fund

Class B Shares of
  The BB&T Small
  Company Growth Fund

Class B Shares of
  The BB&T International
  Equity Fund

Class B Shares of
  The BB&T Capital Manager
  Conservative Growth Fund

Class B Shares of
  The BB&T Capital Manager
  Moderate Growth Fund

Class B Shares of
  The BB&T Capital Manager
  Growth Fund

Class B Shares of
  The BB&T Prime
  Money Market Fund

                                    BB&T MUTUAL FUNDS GROUP

                                    By:  /S/ Richard B. Ille
                                       ---------------------------

                                    Name:
                                         -------------------------

                                    Title:
                                          ------------------------

                                    BISYS FUND SERVICES
                                    LIMITED PARTNERSHIP

                                    By:  BISYS Fund Services, Inc.
                                             General Partner

                                    By:   /S/ J. David Huber
                                       ---------------------------

                                    Name:
                                         -------------------------

                                    Title:
                                          ------------------------

                                       D-2